Exhibit 10.3

CERTAIN INFORMATION, IDENTIFIED BY [*****], HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.
AMENDMENT NO. 1 TO AMENDED AND RESTATED SERVICING AGREEMENT

THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED SERVICING AGREEMENT (this “Amendment”) is made effective as of February 21, 2020 (the “Effective Date”) by and between GreenSky, LLC, a Georgia limited liability company (“Servicer”), and Fifth Third Bank, National Association, an FDIC-insured federally chartered bank (“Lender”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Servicing Agreement (as defined herein).

WITNESSETH:

WHEREAS, Lender and Servicer have previously entered into that certain Amended and Restated Servicing Agreement dated as of December 20, 2019 (the “Servicing Agreement”);
WHEREAS, Lender and Servicer desire to amend the Servicing Agreement as set forth herein;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Servicer hereby agree as follows:

1. Effective as of the Effective Date, the Servicing Agreement is hereby amended as follows:

a. Section 3.01(a) of the Servicing Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

“(a) On each Payment Date, Lender will pay Servicer a “Servicing Fee” equal to [*****].”

b. Section 3.02 of the Servicing Agreement is hereby amended by deleting subsection (iii) set forth in the definition of “[*****]” contained therein and inserting the following in lieu thereof:

“[*****]”

2. Except as expressly amended hereby, the Servicing Agreement shall remain in full force and effect.

3. This Amendment may be executed and delivered by Lender and Servicer in facsimile or PDF format and in any number of separate counterparts, all of which, when delivered, shall together constitute one and the same document.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

SERVICER:

GREENSKY, LLC

By: /s/ Timothy D. Kaliban
Name: Timothy D. Kaliban
Title: President

LENDER:

FIFTH THIRD BANK,
NATIONAL ASSOCIATION

By: /s/ Ben Hoffman
Name: Ben Hoffman
Title: Senior Vice President, Strategy

By: /s/ Bryan Preston
Name: Bryan Preston
Title: Senior Vice President, Treasurer